PRESS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2003

J.P. MORGAN CHASE & CO. TABLE OF CONTENTS

Note: Prior periods have been adjusted to conform with current methodologies.

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share, ratio and employee data)

						3QTR 2003						YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
REVENUE
Investment Banking Fees	$649	$779	$616	$678	$545	(17)%		19%		$2,044	$2,085	(2)%
Trading Revenue	829	1,546	1,298	586	26	(46)		NM		3,673	2,089	76
Fees and Commissions	2,742	2,551	2,488	2,595	2,665	7		3		7,781	7,792	—
Private Equity Gains (Losses)	120	(29)	(221)	(68)	(315)	NM		NM		(130)	(678)	81
Securities Gains	164	768	485	747	578	(79)		(72)		1,417	816	74
Mortgage Fees and Related Income(a)	(17)	292	417	(132)	512	NM		NM		692	1,080	(36)
Other Revenue	213	64	108	108	200	233		7		385	390	(1)

Total Noninterest Revenue	4,700	5,971	5,191	4,514	4,211	(21)		12		15,862	13,574	17
Interest Income	5,696	5,871	6,263	6,184	6,316	(3)		(10)		17,830	19,100	(7)
Interest Expense	2,648	2,808	3,048	3,203	3,580	(6)		(26)		8,504	10,555	(19)

Net Interest Income	3,048	3,063	3,215	2,981	2,736	—		11		9,326	8,545	9

Revenue before Provision for Credit Losses	7,748	9,034	8,406	7,495	6,947	(14)		12		25,188	22,119	14
Provision for Credit Losses	223	435	743	921	1,836	(49)		(88)		1,401	3,410	(59)

TOTAL NET REVENUE	7,525	8,599	7,663	6,574	5,111	(12)		47		23,787	18,709	27

EXPENSE
Compensation Expense	2,713	3,231	3,174	3,032	2,367	(16)		15		9,118	7,951	15
Occupancy Expense	391	543	496	425	478	(28)		(18)		1,430	1,181	21
Technology and Communications Expense	719	732	637	635	625	(2)		15		2,088	1,919	9
Other Expense	1,272	1,226	1,234	1,376	1,248	4		2		3,732	3,735	—
Surety Settlement and Litigation Reserve (b)	—	100	—	1,300	—	NM		NM		100	—	NM
Merger and Restructuring Costs	—	—	—	393	333	NM		NM		—	817	NM

TOTAL NONINTEREST EXPENSE	5,095	5,832	5,541	7,161	5,051	(13)		1		16,468	15,603	6

Income (Loss) before Income Tax Expense	2,430	2,767	2,122	(587)	60	(12)		NM		7,319	3,106	136
Income Tax Expense (Benefit)	802	940	722	(200)	20	(15)		NM		2,464	1,056	133

NET INCOME (LOSS)	$1,628	$1,827	$1,400	$(387)	$40	(11)		NM		$4,855	$2,050	137

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$1,615	$1,815	$1,387	$(399)	$27	(11)		NM		$4,817	$2,011	140

NET INCOME (LOSS) PER COMMON SHARE
Basic	$0.80	$0.90	$0.69	$(0.20)	$0.01	(11)		NM		$2.40	$1.01	138
Diluted	0.78	0.89	0.69	(0.20)	0.01	(12)		NM		2.35	1.00	135

PERFORMANCE RATIOS (c)
Return on Average Assets	0.83%	0.96%	0.73%	NM	0.02%	(13	)bp	81	bp	0.84%	0.38%	46	bp
Return on Average Common Equity	15	17	13	NM	—	(200)		1,500		15	7	800

FULL-TIME EQUIVALENT EMPLOYEES	92,940	92,256	93,878	94,335	95,637	1%		(3)%

(a)	Includes all mortgage-related noninterest revenues except Securities Gains. Third quarter 2003 amounts reflect $209 million of Mortgage Servicing Fees, Net of Amortization, Writedowns and Derivatives Hedging (previously recorded in Fees and Commissions), $(86) million of Residential Mortgage Origination/Sales Activities (Other Revenue), $(161) million of hedging of pipeline activities (Trading Revenue), and $21 million of all other revenues (Fees and Commissions and Other Revenue).
(b)	Included in the second quarter of 2003 was a $100 million addition to the Enron-related litigation reserve. In the fourth quarter of 2002, a $1,300 million (pre-tax) charge was recorded for the settlement of the Enron surety litigation and the establishment of a reserve for certain material litigation, proceedings and investigations.
(c)	Ratios are based on annualized amounts.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY (in millions, except per share and ratio data)

						3QTR 2003						YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
OPERATING REVENUE
Investment Bank	$3,203	$4,254	$4,061	$3,353	$2,481	(25)%		29%		$11,518	$9,291	24%
Treasury & Securities Services	1,013	985	936	943	1,029	3		(2)		2,934	2,961	(1)
Investment Management & Private Banking	737	679	642	653	695	9		6		2,058	2,189	(6)
JPMorgan Partners	78	(70)	(278)	(83)	(359)	NM		NM		(270)	(860)	69
Chase Financial Services	3,350	3,976	3,695	3,334	3,667	(16)		(9)		11,021	10,121	9
Support Units and Corporate	(162)	(310)	(193)	(275)	(212)	48		24		(665)	(574)	(16)

OPERATING REVENUE	$8,219	$9,514	$8,863	$7,925	$7,301	(14)		13		$26,596	$23,128	15

EARNINGS
Investment Bank	$922	$1,086	$942	$362	$(255)	(15)		NM		$2,950	$1,024	188
Treasury & Securities Services	157	126	131	131	201	25		(22)		414	503	(18)
Investment Management & Private Banking	85	67	35	12	68	27		25		187	250	(25)
JPMorgan Partners	10	(91)	(217)	(95)	(278)	NM		NM		(298)	(692)	57
Chase Financial Services	460	881	674	468	761	(48)		(40)		2,015	1,899	6
Support Units and Corporate	(6)	(242)	(165)	(148)	(172)	98		97		(413)	(330)	(25)

OPERATING EARNINGS	1,628	1,827	1,400	730	325	(11)		401		4,855	2,654	83
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	—	(65)	NM		NM		—	(65)	NM
Surety Settlement and Litigation Reserve	—	—	—	(858)	—	NM		NM		—	—	NM
Merger and Restructuring Costs	—	—	—	(259)	(220)	NM		NM		—	(539)	NM

NET INCOME (LOSS)	$1,628	$1,827	$1,400	$(387)	$40	(11)		NM		$4,855	$2,050	137

AVERAGE ALLOCATED CAPITAL
Investment Bank	$18,910	$20,061	$20,783	$20,320	$19,448	(6)		(3)		$19,911	$19,779	1
Treasury & Securities Services	2,604	2,765	2,757	2,720	2,601	(6)		—		2,708	2,678	1
Investment Management & Private Banking	5,490	5,481	5,438	5,540	5,607	—		(2)		5,470	5,678	(4)
JPMorgan Partners	5,721	5,916	5,985	6,102	6,183	(3)		(7)		5,873	6,358	(8)
Chase Financial Services	8,991	8,650	8,469	8,513	8,634	4		4		8,705	8,650	1
Support Units and Corporate	1,415	(114)	(1,574)	(1,225)	(305)	NM		NM		(80)	(1,979)	96

TOTAL ALLOCATED CAPITAL	$43,131	$42,759	$41,858	$41,970	$42,168	1		2		$42,587	$41,164	3

EARNINGS PER SHARE — DILUTED
OPERATING EARNINGS	$0.78	$0.89	$0.69	$0.36	$0.16	(12)		388		$2.35	$1.30	81
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	—	(0.03)	NM		NM		—	(0.03)	NM
Surety Settlement and Litigation Reserve	—	—	—	(0.43)	—	NM		NM		—	—	NM
Merger and Restructuring Costs	—	—	—	(0.13)	(0.12)	NM		NM		—	(0.27)	NM

NET INCOME (LOSS)	$0.78	$0.89	$0.69	$(0.20)	$0.01	(12)		NM		$2.35	$1.00	135

OPERATING RETURN ON ALLOCATED CAPITAL
Investment Bank	19%	22%	18%	7%	NM	(300	)bp	NM		20%	7%	1,300	bp
Treasury & Securities Services	24	18	19	19	31%	600		(700	)bp	20	25	(500)
Investment Management & Private Banking	6	5	2	1	5	100		100		4	6	(200)
Chase Financial Services	20	41	32	22	35	(2,100)		(1,500)		31	29	200
OPERATING RETURN ON ALLOCATED CAPITAL	15	17	13	7	3	(200)		1,200		15	8	700

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

						3QTR 2003						YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
OPERATING REVENUE
Investment Banking Fees	$649	$779	$616	$678	$545	(17)%		19%		$2,044	$2,085	(2)%
Trading-Related Revenue (Includes Trading NII)	1,278	2,025	1,981	1,254	412	(37)		210		5,284	3,301	60
Fees and Commissions	2,569	2,429	2,319	2,365	2,428	6		6		7,317	7,324	—
Private Equity Gains (Losses)	120	(29)	(221)	(68)	(315)	NM		NM		(130)	(678)	81
Securities Gains	164	768	485	747	578	(79)		(72)		1,417	816	74
Mortgage Fees and Related Income	(17)	292	417	(132)	512	NM		NM		692	1,080	(36)
Other Revenue	199	40	104	121	190	398		5		343	341	1
Net Interest Income (Excludes Trading NII)	3,257	3,210	3,162	2,960	2,951	1		10		9,629	8,859	9

TOTAL OPERATING REVENUE	8,219	9,514	8,863	7,925	7,301	(14)		13		26,596	23,128	15

OPERATING EXPENSE
Compensation Expense (a)	2,713	3,231	3,174	3,032	2,367	(16)		15		9,118	7,951	15
Noncompensation Expense (a) (b)	2,382	2,601	2,367	2,436	2,253	(8)		6		7,350	6,737	9

TOTAL OPERATING EXPENSE	5,095	5,832	5,541	5,468	4,620	(13)		10		16,468	14,688	12

Credit Costs	694	915	1,200	1,351	2,190	(24)		(68)		2,809	4,419	(36)
Corporate Credit Allocation	—	—	—	—	—	NM		NM		—	—	NM

Operating Income before Income Tax Expense	2,430	2,767	2,122	1,106	491	(12)		395		7,319	4,021	82
Income Tax Expense	802	940	722	376	166	(15)		383		2,464	1,367	80

OPERATING EARNINGS	$1,628	$1,827	$1,400	$730	$325	(11)		401		$4,855	$2,654	83

OPERATING BASIS
Diluted Earnings per Share	$0.78	$0.89	$0.69	$0.36	$0.16	(12)		388		$2.35	$1.30	81
Shareholder Value Added (c)	311	536	148	(551)	(964)	(42)		NM		995	(1,080)	NM
Return on Average Managed Assets (d)	0.79%	0.92%	0.70%	0.37%	0.17%	(13	)bp	62	bp	0.80%	0.47%	33	bp
Return on Common Equity (d)	15	17	13	7	3	(200)		1,200		15	8	700
Common Dividend Payout Ratio	44	40	50	96	222	400		NM		44	79	(3,500)
Effective Income Tax Rate	33	34	34	34	34	(100)		(100)		34	34	—
Compensation Expense as a % of Operating Revenue	33	34	36	38	32	(100)		100		34	34	—
Noncompensation Expense as a % of Operating Revenue	29	27	27	31	31	200		(200)		28	29	(100)
Overhead Ratio	62	61	63	69	63	100		(100)		62	64	(200)

Shareholder Value Added: (c)
Net Income (Loss)	$1,628	$1,827	$1,400	$(387)	$40	(11)%		NM		$4,855	$2,050	137%
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	—	65	NM		NM		—	65	NM
Surety Settlement and Litigation Reserve	—	—	—	858	—	NM		NM		—	—	NM
Merger and Restructuring Costs	—	—	—	259	220	NM		NM		—	539	NM

Operating Earnings	1,628	1,827	1,400	730	325	(11)		401%		4,855	2,654	83
Less: Preferred Dividends	13	12	13	12	13	8		—		38	39	(3)

Adjusted Operating Earnings	1,615	1,815	1,387	718	312	(11)		418		4,817	2,615	84
Less: Cost of Capital (e)	1,304	1,279	1,239	1,269	1,276	2		2		3,822	3,695	3

Total Shareholder Value Added	$311	$536	$148	$(551)	$(964)	(42)		NM		$995	$(1,080)	NM

Return on Average Managed Assets:
Operating Earnings	$1,628	$1,827	$1,400	$730	$325	(11)		401		$4,855	$2,654	83

Average Managed Assets
Average Assets	$782,426	$764,655	$778,238	$755,166	$724,366	2		8		$775,122	$726,007	7
Average Credit Card Securitizations	32,497	31,665	31,834	30,556	28,348	3		15		32,001	25,158	27

Average Managed Assets	$814,923	$796,320	$810,072	$785,722	$752,714	2		8		$807,123	$751,165	7

(a)	Includes severance and other related costs associated with expense containment programs implemented in 2002.
(b)	Includes Occupancy Expense, Technology and Communications Expense, Other Expense and Surety Settlement and Litigation Reserve.
(c)	The Firm uses the shareholder value added (“SVA”) framework to measure performance of its business segments. To derive SVA, a non-GAAP financial measure, the Firm applies a cost of capital to each business segment. The capital elements and resultant capital charges provide the businesses with the financial framework to evaluate the trade-off between the use of capital by each business unit versus its return to shareholders. The table above provides a reconciliation of net income on a consolidated basis to the Firm’s SVA.
(d)	Ratios are based on annualized amounts.
(e)	A 12% (after-tax) cost of capital, based on average economic capital, is used for the Firm. To derive shareholder value added for the business segments, a 12% (after-tax) cost of capital is applied for each business segment, except for JPMorgan Partners, which is charged a 15% (after-tax) cost of capital.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

						3QTR 2003				YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)		YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003	3Q 2002	2003	2002	2002
REVENUE
TRADING REVENUE
Reported	$829	$1,546	$1,298	$586	$26	(46)%	NM	$3,673	$2,089	76%
Trading-Related NII	449	479	683	668	386	(6)	16%	1,611	1,212	33

Operating	$1,278	$2,025	$1,981	$1,254	$412	(37)	210	$5,284	$3,301	60

CREDIT CARD REVENUE (a)
Reported	$756	$698	$692	$807	$806	8	(6)	$2,146	$2,062	4
Credit Card Securitizations	(173)	(122)	(169)	(230)	(237)	(42)	27	(464)	(468)	1

Operating	$583	$576	$523	$577	$569	1	2	$1,682	$1,594	6

OTHER REVENUE
Reported	$213	$64	$108	$108	$200	233	7	$385	$390	(1)
Credit Card Securitizations	(14)	(24)	(4)	13	(10)	42	(40)	(42)	(49)	14

Operating	$199	$40	$104	$121	$190	398	5	$343	$341	1

NET INTEREST INCOME
Reported	$3,048	$3,063	$3,215	$2,981	$2,736	—	11	$9,326	$8,545	9
Credit Card Securitizations	658	626	630	647	601	5	9	1,914	1,526	25
Trading-Related NII	(449)	(479)	(683)	(668)	(386)	6	(16)	(1,611)	(1,212)	(33)

Operating	$3,257	$3,210	$3,162	$2,960	$2,951	1	10	$9,629	$8,859	9

TOTAL REVENUE
Reported	$7,748	$9,034	$8,406	$7,495	$6,947	(14)	12	$25,188	$22,119	14
Credit Card Securitizations	471	480	457	430	354	(2)	33	1,408	1,009	40

Total Operating Revenue	$8,219	$9,514	$8,863	$7,925	$7,301	(14)	13	$26,596	$23,128	15

NONINTEREST EXPENSE
Reported	$5,095	$5,832	$5,541	$7,161	$5,051	(13)	1	$16,468	$15,603	6
Real Estate Reserves	—	—	—	—	(98)	NM	NM	—	(98)	NM
Surety Settlement and Litigation Reserve	—	—	—	(1,300)	—	NM	NM	—	—	NM
Merger and Restructuring Costs	—	—	—	(393)	(333)	NM	NM	—	(817)	NM

Total Operating Expense	$5,095	$5,832	$5,541	$5,468	$4,620	(13)	10	$16,468	$14,688	12

CREDIT COSTS
Provision for Credit Losses — Reported	$223	$435	$743	$921	$1,836	(49)	(88)	$1,401	$3,410	(59)
Credit Card Securitizations	471	480	457	430	354	(2)	33	1,408	1,009	40

Credit Costs — Operating	$694	$915	$1,200	$1,351	$2,190	(24)	(68)	$2,809	$4,419	(36)

(a)	Included in Fees and Commissions.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						3QTR 2003						YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII):
Fixed Income and Other	$1,158	$1,865	$1,730	$1,299	$632	(38)%		83%		$4,753	$3,169	50%
Equities	95	160	199	(31)	(254)	(41)		NM		454	42	NM

	1,253	2,025	1,929	1,268	378	(38)		231		5,207	3,211	62

Investment Banking Fees	636	765	619	650	529	(17)		20		2,020	2,046	(1)
Net Interest Income	578	634	731	672	679	(9)		(15)		1,943	2,117	(8)
Fees and Commissions	426	403	380	370	432	6		(1)		1,209	1,249	(3)
Securities Gains	225	445	382	376	465	(49)		(52)		1,052	700	50
All Other Revenue	85	(18)	20	17	(2)	NM		NM		87	(32)	NM

TOTAL OPERATING REVENUE	3,203	4,254	4,061	3,353	2,481	(25)		29		11,518	9,291	24

EXPENSE:
Compensation Expense	977	1,392	1,321	1,064	722	(30)		35		3,690	2,910	27
Noncompensation Expense	823	913	835	882	846	(10)		(3)		2,571	2,569	—

Operating Expense (Excl. Severance and Related Costs)	1,800	2,305	2,156	1,946	1,568	(22)		15		6,261	5,479	14
Severance and Related Costs	26	150	104	337	79	(83)		(67)		280	250	12

TOTAL OPERATING EXPENSE	1,826	2,455	2,260	2,283	1,647	(26)		11		6,541	5,729	14

Operating Margin	1,377	1,799	1,801	1,070	834	(23)		65		4,977	3,562	40
Credit Costs	(181)	(4)	245	489	1,316	NM		NM		60	1,904	(97)
Corporate Credit Allocation	(11)	(11)	(14)	(19)	(25)	—		56		(36)	(68)	47

Operating Income (Loss) Before Income Tax Expense	1,547	1,792	1,542	562	(507)	(14)		NM		4,881	1,590	207
Income Tax Expense (Benefit)	625	706	600	200	(252)	(11)		NM		1,931	566	241

OPERATING EARNINGS (LOSS)	$922	$1,086	$942	$362	$(255)	(15)		NM		$2,950	$1,024	188

Average Allocated Capital	$18,910	$20,061	$20,783	$20,320	$19,448	(6)		(3)		$19,911	$19,779	1
Average Assets	512,127	495,114	525,653	515,620	494,705	3		4		510,915	488,657	5
Shareholder Value Added	344	481	322	(258)	(849)	(28)		NM		1,147	(768)	NM
Return on Allocated Capital	19%	22%	18%	7%	NM	(300	)bp	NM		20%	7%	1,300	bp
Overhead Ratio	57	58	56	68	66%	(100)		(900	)bp	57	62	(500)
Overhead Ratio Excl. Severance and Related Costs	56	54	53	58	63	200		(700)		54	59	(500)
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	31	33	33	32	29	(200)		200		32	31	100

FULL-TIME EQUIVALENT EMPLOYEES	14,491	14,464	14,619	15,145	16,370	—%		(11)%

Shareholder Value Added:
Operating Earnings	$922	$1,086	$942	$362	$(255)	(15)		NM		$2,950	$1,024	188%
Less: Preferred Dividends	5	5	6	5	5	—		—		16	16	—

Adjusted Operating Earnings	917	1,081	936	357	(260)	(15)		NM		2,934	1,008	191
Less: Cost of Capital	573	600	614	615	589	(5)		(3)		1,787	1,776	1

Total Shareholder Value Added	$344	$481	$322	$(258)	$(849)	(28)		NM		$1,147	$(768)	NM

J.P. MORGAN CHASE & CO. INVESTMENT BANK BUSINESS-RELATED METRICS (in millions)

						3QTR 2003				YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)		YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003	3Q 2002	2003	2002	2002
BUSINESS REVENUE:
INVESTMENT BANKING FEES
Advisory	$161	$162	$159	$216	$139	(1)%	16%	$482	$527	(9)%
Equity Underwriting	173	163	108	88	56	6	209	444	382	16
Debt Underwriting	302	440	352	346	334	(31)	(10)	1,094	1,137	(4)

TOTAL	636	765	619	650	529	(17)	20	2,020	2,046	(1)

CAPITAL MARKETS & LENDING
Fixed Income	1,449	2,175	1,992	1,581	908	(33)	60	5,616	3,962	42
Treasury	371	626	605	577	607	(41)	(39)	1,602	1,260	27
Credit Portfolio	406	298	412	354	441	36	(8)	1,116	1,213	(8)
Equities	341	390	433	191	(4)	(13)	NM	1,164	810	44

TOTAL	2,567	3,489	3,442	2,703	1,952	(26)	32	9,498	7,245	31

TOTAL OPERATING REVENUE	$3,203	$4,254	$4,061	$3,353	$2,481	(25)	29	$11,518	$9,291	24

MEMO:
CAPITAL MARKETS & LENDING TOTAL RETURN REVENUE (a)
Fixed Income	$1,525	$2,111	$1,952	$1,498	$942	(28)	62	$5,588	$4,024	39
Treasury	492	437	536	467	363	13	36	1,465	1,047	40
Credit Portfolio	406	298	412	354	441	36	(8)	1,116	1,213	(8)
Equities	341	390	433	191	(4)	(13)	NM	1,164	810	44

TOTAL	$2,764	$3,236	$3,333	$2,510	$1,742	(15)	59	$9,333	$7,094	32

MARKET SHARE / RANKINGS: (b)
Global Syndicated Loans	15%/#1	23%/#1	14%/#1	19%/#1	21%/#1			18%/#1	24%/#1
U.S. Investment-Grade Bonds	15%/#2	16%/#2	14%/#2	14%/#2	15%/#2			15%/#2	17%/#2
Euro-Denominated Corporate International Bonds	7%/#2	5%/#7	4%/#10	7%/#4	5%/#9			5%/#6	6%/#4
Global Equity and Equity-Related	9%/#4	9%/#4	10%/#3	3%/#9	2%/#15			10%/#4	5%/#8
U.S. Equity and Equity-Related	7%/#6	12%/#4	16%/#1	5%/#7	3%/#8			11%/#4	6%/#6
Global Announced M&A	14%/#6	14%/#5	22%/#2	15%/#5	12%/#7			16%/#3	14%/#7

(a)	Total return revenue represents financial revenues plus the unrealized gains or losses on investment securities and hedges (included in comprehensive income) and internally transfer-priced assets and liabilities.
(b)	Derived from Thomson Financial Securities Data, which reflects subsequent updates to prior-period information. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						3QTR 2003						YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$655	$632	$599	$581	$605	4%		8%		$1,886	$1,831	3%
Net Interest Income	316	312	299	315	312	1		1		927	922	1
All Other Revenue	42	41	38	47	112	2		(63)		121	208	(42)

TOTAL OPERATING REVENUE	1,013	985	936	943	1,029	3		(2)		2,934	2,961	(1)

EXPENSE:
Compensation Expense	312	312	315	279	286	—		9		939	884	6
Noncompensation Expense	456	465	427	467	450	(2)		1		1,348	1,343	—

Operating Expense (Excl. Severance and Related Costs)	768	777	742	746	736	(1)		4		2,287	2,227	3
Severance and Related Costs	10	24	4	5	4	(58)		150		38	12	217

TOTAL OPERATING EXPENSE	778	801	746	751	740	(3)		5		2,325	2,239	4

Operating Margin	235	184	190	192	289	28		(19)		609	722	(16)
Credit Costs	(1)	1	1	2	(1)	NM		—		1	(1)	NM
Corporate Credit Allocation	11	11	14	19	25	—		(56)		36	68	(47)

Operating Income Before Income Tax Expense	247	194	203	209	315	27		(22)		644	791	(19)
Income Tax Expense	90	68	72	78	114	32		(21)		230	288	(20)

OPERATING EARNINGS	$157	$126	$131	$131	$201	25		(22)		$414	$503	(18)

Average Allocated Capital	$2,604	$2,765	$2,757	$2,720	$2,601	(6)		—		$2,708	$2,678	1
Average Assets	18,351	19,381	17,562	19,279	15,943	(5)		15		18,434	17,276	7
Shareholder Value Added	78	43	49	48	122	81		(36)		170	261	(35)
Return on Allocated Capital	24%	18%	19%	19%	31%	600	bp	(700	)bp	20%	25%	(500	)bp
Overhead Ratio	77	81	80	80	72	(400)		500		79	76	300
Assets under Custody (in billions)	$6,926	$6,777	$6,269	$6,336	$6,251	2%		11%

FULL-TIME EQUIVALENT EMPLOYEES	14,294	14,393	14,349	14,440	14,739	(1)		(3)

Shareholder Value Added:
Operating Earnings	$157	$126	$131	$131	$201	25		(22)		$414	$503	(18)%
Less: Preferred Dividends	1	—	1	—	1	NM		—		2	2	—

Adjusted Operating Earnings	156	126	130	131	200	24		(22)		412	501	(18)
Less: Cost of Capital	78	83	81	83	78	(6)		—		242	240	1

Total Shareholder Value Added	$78	$43	$49	$48	$122	81		(36)		$170	$261	(35)

OPERATING REVENUE BY BUSINESS:
Treasury Services	$501	$472	$478	$472	$467	6		7		$1,451	$1,354	7
Investor Services	371	360	340	334	384	3		(3)		1,071	1,181	(9)
Institutional Trust Services	237	240	205	225	220	(1)		8		682	644	6
Other	(96)	(87)	(87)	(88)	(42)	(10)		(129)		(270)	(218)	(24)

Total Treasury & Securities Services	$1,013	$985	$936	$943	$1,029	3		(2)		$2,934	$2,961	(1)

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

							3QTR 2003						YTD 2003
	3QTR		2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003		2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$573		$508	$510	$507	$519	13%		10%		$1,591	$1,670	(5)%
Net Interest Income	116		117	116	107	117	(1)		(1)		349	342	2
All Other Revenue	48		54	16	39	59	(11)		(19)		118	177	(33)

TOTAL OPERATING REVENUE	737		679	642	653	695	9		6		2,058	2,189	(6)

EXPENSE:
Compensation Expense	314		290	284	311	267	8		18		888	813	9
Noncompensation Expense	299		286	290	315	296	5		1		875	908	(4)

TOTAL OPERATING EXPENSE	613		576	574	626	563	6		9		1,763	1,721	2

Operating Margin	124		103	68	27	132	20		(6)		295	468	(37)
Credit Costs	(7)		—	6	13	26	NM		NM		(1)	71	NM

Operating Income Before Income Tax Expense	131		103	62	14	106	27		24		296	397	(25)
Income Tax Expense	46		36	27	2	38	28		21		109	147	(26)

OPERATING EARNINGS	$85		$67	$35	$12	$68	27		25		$187	$250	(25)

Average Allocated Capital	$5,490		$5,481	$5,438	$5,540	$5,607	—		(2)		$5,470	$5,678	(4)
Average Goodwill Capital	4,097		4,096	4,101	4,115	4,117	—		—		4,098	4,116	—
Average Assets	33,199		33,929	33,582	33,522	34,968	(2)		(5)		33,569	36,473	(8)
Shareholder Value Added	(82)		(99)	(128)	(157)	(104)	17		21		(309)	(265)	(17)
Tangible Shareholder Value Added	47		28	(3)	(28)	26	68		81		72	122	(41)
Return on Allocated Capital	6%		5%	2%	1%	5%	100	bp	100	bp	4%	6%	(200	)bp
Return on Tangible Allocated Capital	25		20	11	5	19	500		600		19	23	(400)
Overhead Ratio	83		85	89	96	81	(200)		200		86	79	700
Pre-Tax Margin Ratio	18		15	10	2	15	300		300		14	18	(400)

FULL-TIME EQUIVALENT EMPLOYEES	7,716		7,884	7,510	7,827	8,080	(2)%		(5)%

Shareholder Value Added:
Operating Earnings	$85		$67	$35	$12	$68	27		25		$187	$250	(25)%
Less: Preferred Dividends	2		1	2	1	2	100		—		5	5	—

Adjusted Operating Earnings	83		66	33	11	66	26		26		182	245	(26)
Less: Cost of Capital	165		165	161	168	170	—		(3)		491	510	(4)

Total Shareholder Value Added	(82)		(99)	(128)	(157)	(104)	17		21		(309)	(265)	(17)
Add: Goodwill Exclusion Impact	129		127	125	129	130	2		(1)		381	387	(2)

Tangible SVA (a)	$47		$28	$(3)	$(28)	$26	68		81		$72	$122	(41)

ASSETS UNDER SUPERVISION (in billions)
Client Segment:
Retail	$88	(b)	$84	$72	$80	$77	5		14
Private Banking	132	(b)	130	125	130	126	2		5
Institutional	307	(b)	298	298	305	298	3		3

Assets under Management	527	(b)	512	495	515	501	3		5
Custody / Brokerage / Administration / Deposits	193	(b)	182	127	129	131	6		47

Assets under Supervision	$720	(b)	$694	$622	$644	$632	4		14

Geographic Region:
Americas	$348	(b)	$348	$350	$362	$352	—		(1)
Europe and Asia	179	(b)	164	145	153	149	9		20

Assets under Management	527	(b)	512	495	515	501	3		5
Custody / Brokerage / Administration / Deposits	193	(b)	182	127	129	131	6		47

Assets under Supervision	$720	(b)	$694	$622	$644	$632	4		14

Product Class:
Liquidity	$149	(b)	$140	$144	$144	$130	6		15
Fixed Income	146	(b)	150	144	149	150	(3)		(3)
Equities and Other	232	(b)	222	207	222	221	5		5

Assets under Management	527	(b)	512	495	515	501	3		5
Custody / Brokerage / Administration / Deposits	193	(b)	182	127	129	131	6		47

Assets under Supervision	$720	(b)	$694	$622	$644	$632	4		14

(a)	In addition to shareholder value added (“SVA”), the Firm uses tangible SVA, a non-GAAP financial measure, as an additional measure of the economics of the IMPB business segment. To derive tangible SVA, the impact of goodwill is excluded.
(b)	Estimated

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except employees)

						3QTR 2003				YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)		YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003	3Q 2002	2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Direct Investments:
Realized Cash Gains (Net)	$134	$153	$46	$144	$91	(12)%	47%	$333	$308	8%
Write-downs / Write-offs	1	(177)	(176)	(225)	(210)	NM	NM	(352)	(600)	41
Mark-to-Market Gains (Losses) (a)	26	147	(6)	108	(120)	(82)	NM	167	(318)	NM

Total Direct Investments	161	123	(136)	27	(239)	31	NM	148	(610)	NM
Private Third-Party Fund Investments (Net)	(41)	(145)	(94)	(80)	(60)	72	32	(280)	(70)	(300)

Total Private Equity Gains (Losses) (b)	120	(22)	(230)	(53)	(299)	NM	NM	(132)	(680)	81
Net Interest Income (Loss)	(54)	(58)	(62)	(57)	(63)	7	14	(174)	(211)	18
Fees and Other Revenue	12	10	14	27	3	20	300	36	31	16

TOTAL OPERATING REVENUE	78	(70)	(278)	(83)	(359)	NM	NM	(270)	(860)	69

EXPENSE:
Compensation Expense	32	35	34	23	33	(9)	(3)	101	104	(3)
Noncompensation Expense	32	39	29	46	46	(18)	(30)	100	126	(21)

TOTAL OPERATING EXPENSE	64	74	63	69	79	(14)	(19)	201	230	(13)

Operating Income (Loss) Before Income Tax Expense	14	(144)	(341)	(152)	(438)	NM	NM	(471)	(1,090)	57
Income Tax Expense (Benefit)	4	(53)	(124)	(57)	(160)	NM	NM	(173)	(398)	57

OPERATING EARNINGS (LOSS)	$10	$(91)	$(217)	$(95)	$(278)	NM	NM	$(298)	$(692)	57

Average Allocated Capital	$5,721	$5,916	$5,985	$6,102	$6,183	(3)	(7)	$5,873	$6,358	(8)
Average Assets	8,649	9,008	9,428	9,629	9,404	(4)	(8)	9,025	9,694	(7)
Shareholder Value Added	(207)	(314)	(441)	(327)	(514)	34	60	(962)	(1,411)	32

FULL-TIME EQUIVALENT EMPLOYEES	325	329	342	357	364	(1)	(11)

Shareholder Value Added:
Operating Earnings	$10	$(91)	$(217)	$(95)	$(278)	NM	NM	$(298)	$(692)	57
Less: Preferred Dividends	2	1	2	2	2	100	—	5	6	(17)

Adjusted Operating Earnings	8	(92)	(219)	(97)	(280)	NM	NM	(303)	(698)	57
Less: Cost of Capital	215	222	222	230	234	(3)	(8)	659	713	(8)

Total Shareholder Value Added	$(207)	$(314)	$(441)	$(327)	$(514)	34	60	$(962)	$(1,411)	32

(a)	Includes mark-to-market gains (losses) and reversals of mark-to-market gains (losses) due to public securities sales.
(b)	Includes the impact of portfolio hedging activities.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES (in millions)

						Sep 30, 2003
						Over (Under)
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30		Sep 30
	2003	2003	2003	2002	2002	2003		2002
PORTFOLIO INFORMATION
Public Securities (66 companies) (a) (b)
Carrying Value	$705	$591	$478	$520	$488	19%		44%
Cost	560	531	624	663	764	5		(27)
Private Direct Securities (861 companies) (b)
Carrying Value	5,686	5,766	5,912	5,865	5,694	(1)		—
Cost	7,188	7,351	7,439	7,316	7,186	(2)		—
Private Third-Party Fund Investments (288 funds) (b) (c)
Carrying Value	1,406	1,544	1,780	1,843	1,831	(9)		(23)
Cost	2,020	2,121	2,360	2,333	2,216	(5)		(9)

Total Investment Portfolio — Carrying Value	$7,797	$7,901	$8,170	$8,228	$8,013	(1)		(3)

Total Investment Portfolio — Cost	$9,768	$10,003	$10,423	$10,312	$10,166	(2)		(4)

% of Portfolio to the Firm’s Common Equity (d)	17%	18%	20%	20%	19%	(100	)bp	(200	)bp

(a)	The quoted public value was $1.1 billion at September 30, 2003.
(b)	Represents the number of companies and funds at September 30, 2003.
(c)	Unfunded commitments to private third-party equity funds were $1.7 billion at September 30, 2003.
(d)	For purposes of calculating this ratio, the JPMP carrying value excludes the post-December 31, 2002 impact of public mark-to-market valuation adjustments, and the Firm’s common equity excludes SFAS 115 equity balances.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						3QTR 2003						YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,491	$2,422	$2,318	$2,128	$2,108	3%		18%		$7,231	$6,166	17%
Fees and Commissions	932	915	845	933	910	2		2		2,692	2,633	2
Securities Gains	(61)	323	102	375	112	NM		NM		364	118	208
Mortgage Fees and Related Income (a)	(17)	292	417	(132)	512	NM		NM		692	1,080	(36)
All Other Revenue	5	24	13	30	25	(79)		(80)		42	124	(66)

TOTAL OPERATING REVENUE	3,350	3,976	3,695	3,334	3,667	(16)		(9)		11,021	10,121	9

EXPENSE:
Compensation Expense	692	757	721	610	662	(9)		5		2,170	1,927	13
Noncompensation Expense	1,023	1,008	1,023	1,076	978	1		5		3,054	2,819	8

Operating Expense (Excl. Severance and Related Costs)	1,715	1,765	1,744	1,686	1,640	(3)		5		5,224	4,746	10
Severance and Related Costs	26	2	14	25	15	NM		73		42	74	(43)

TOTAL OPERATING EXPENSE	1,741	1,767	1,758	1,711	1,655	(1)		5		5,266	4,820	9

Operating Margin	1,609	2,209	1,937	1,623	2,012	(27)		(20)		5,755	5,301	9
Credit Costs	883	817	877	874	823	8		7		2,577	2,285	13

Operating Income Before Income Tax Expense	726	1,392	1,060	749	1,189	(48)		(39)		3,178	3,016	5
Income Tax Expense	266	511	386	281	428	(48)		(38)		1,163	1,117	4

OPERATING EARNINGS	$460	$881	$674	$468	$761	(48)		(40)		$2,015	$1,899	6

Average Allocated Capital	$8,991	$8,650	$8,469	$8,513	$8,634	4		4		$8,705	$8,650	1
Average Managed Assets (b)	223,373	217,278	202,332	188,469	178,817	3		25		214,404	176,661	21
Shareholder Value Added	185	620	421	208	498	(70)		(63)		1,226	1,115	10
Return on Allocated Capital	20%	41%	32%	22%	35%	(2,100	)bp	(1,500	)bp	31%	29%	200	bp
Overhead Ratio	52	44	48	51	45	800		700		48	48	—

FULL-TIME EQUIVALENT EMPLOYEES	46,231	45,268	44,312	43,543	42,839	2%		8%

Shareholder Value Added:
Operating Earnings	$460	$881	$674	$468	$761	(48)		(40)		$2,015	$1,899	6%
Less: Preferred Dividends	3	2	3	2	3	50		—		8	8	—

Adjusted Operating Earnings	457	879	671	466	758	(48)		(40)		2,007	1,891	6
Less: Cost of Capital	272	259	250	258	260	5		5		781	776	1

Total Shareholder Value Added	$185	$620	$421	$208	$498	(70)		(63)		$1,226	$1,115	10

(a)	Includes all mortgage-related noninterest revenues except Securities Gains. Third quarter 2003 amounts reflect $209 million of Mortgage Servicing Fees, Net of Amortization, Writedowns and Derivatives Hedging (previously recorded in Fees and Commissions), $(86) million of Residential Mortgage Origination/Sales Activities (Other Revenue), $(161) million of hedging of pipeline activities (Trading Revenue), and $21 million of all other revenues (Fees and Commissions and Other Revenue).
(b)	Includes credit card receivables that have been securitized.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS FINANCIAL HIGHLIGHTS (in millions)

						3QTR 2003				YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)		YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003	3Q 2002	2003	2002	2002
CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue:
Operating Revenue (Excl. MSR Hedging Revenue) (a)	$668	$1,086	$1,051	$721	$708	(38)%	(6)%	$2,805	$2,007	40%
MSR Hedging Revenue (a)	(6)	233	86	(84)	263	NM	NM	313	261	20

Total	$662	$1,319	$1,137	$637	$971	(50)	(32)	$3,118	$2,268	37
Operating Expense	416	377	363	379	311	10	34	1,156	919	26
Operating Earnings	124	567	429	146	385	(78)	(68)	1,120	774	45

CHASE CARDMEMBER SERVICES:
Operating Revenue	$1,578	$1,520	$1,468	$1,571	$1,556	4	1	$4,566	$4,395	4
Operating Expense	552	539	534	608	546	2	1	1,625	1,548	5
Operating Earnings	206	173	154	141	232	19	(11)	533	538	(1)

CHASE AUTO FINANCE:
Operating Revenue	$218	$222	$199	$187	$165	(2)	32	$639	$501	28
Operating Expense	72	72	67	65	61	—	18	211	183	15
Operating Earnings	50	68	39	35	24	(26)	108	157	134	17

CHASE REGIONAL BANKING:
Operating Revenue	$637	$658	$632	$694	$699	(3)	(9)	$1,927	$2,140	(10)
Operating Expense	569	573	566	566	550	(1)	3	1,708	1,660	3
Operating Earnings	18	42	35	78	76	(57)	(76)	95	281	(66)

CHASE MIDDLE MARKET:
Operating Revenue	$367	$356	$364	$358	$376	3	(2)	$1,087	$1,107	(2)
Operating Expense	225	219	211	224	200	3	13	655	616	6
Operating Earnings	70	82	91	56	94	(15)	(26)	243	267	(9)

(a)	MSR represents Mortgage Servicing Rights.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS-RELATED METRICS (in billions, except ratios and where otherwise noted)

							3QTR 2003						YTD 2003
	3QTR		2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003		2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
Chase Home Finance
Originations:
Retail, Wholesale and Correspondent	$68		$55	$41	$40	$29	24%		134%		$164	$73	125%
Correspondent Negotiated Transactions	25		23	21	21	7	9		257		69	22	214
Loans Serviced (EOP)	455		437	432	426	435	4		5		455	435	5
End-of-Period Outstandings	85.8		74.5	67.3	63.6	55.6	15		54		85.8	55.6	54
Total Average Loans Owned	80.6		71.2	64.4	59.7	54.2	13		49		72.4	55.1	31
MSR Carrying Value	4.0		3.0	3.2	3.2	3.6	33		11		4.0	3.6	11
Number of Customers (in millions)	4.0		3.9	4.0	4.0	4.0	3		—		4.0	4.0	—
Net Charge-Off Ratio	0.15%		0.18%	0.20%	0.27%	0.21%	(3	)bp	(6	)bp	0.18%	0.24%	(6	)bp
Overhead Ratio	63		29	32	59	32	3,400		3,100		37	41	(400)

Chase Cardmember Services — Managed Basis
End-of-Period Outstandings	$50.9		$51.0	$50.6	$51.1	$51.1	—%		—%		$50.9	$51.1	—%
Average Outstandings	50.9		50.7	50.9	50.7	50.4	—		1		50.8	48.5	5
Total Purchases & Cash Advances (a)	22.9		22.2	20.7	21.2	23.0	3		—		65.8	62.8	5
Total Accounts (in millions)	30.6		30.3	29.8	29.2	28.6	1		7		30.6	28.6	7
Active Accounts (in millions)	16.3		16.4	16.5	16.5	16.5	(1)		(1)		16.3	16.5	(1)
New Accounts (in millions)	1.1		1.0	1.1	1.0	0.9	10		22		3.2	2.7	19
Net Charge-Off Ratio (b)	5.83%		6.02%	5.95%	5.71%	5.54%	(19	)bp	29	bp	5.93%	5.95%	(2	)bp
30+ Day Delinquency Rate	4.62		4.40	4.59	4.67	4.47	22		15		4.62	4.47	15
Overhead Ratio	35		35	36	39	35	—		—		36	35	100

Chase Auto Finance
Loan and Lease Receivables (EOP)	$42.8		$41.7	$41.1	$37.4	$33.8	3%		27%		$42.8	$33.8	27%
Average Loan and Lease Receivables	42.1		41.7	39.6	35.8	31.5	1		34		41.2	30.3	36
Auto Origination Volume	7.0		7.9	7.4	6.8	7.6	(11)		(8)		22.3	18.4	21
Auto Market Share	6.6	%(d)	6.8%	6.7%	5.7%	5.8%	(20	)bp	80	bp	6.6%	5.8%	80	bp
Net Charge-Off Ratio	0.41		0.37	0.48	0.53	0.59	4		(18)		0.42	0.50	(8)
Overhead Ratio	33		32	34	35	37	100		(400)		33	37	(400)

Chase Regional Banking
Total Average Deposits	$76.0		$74.5	$72.6	$70.1	$70.1	2%		8%		$74.4	$69.7	7%
Total Average Assets Under Management (c)	109.5	(d)	108.1	105.3	102.6	102.6	1		7		107.8	103.9	4
Number of Branches	528		527	527	528	533	—		(1)		528	533	(1)
Number of ATMs	1,740		1,735	1,870	1,876	1,884	—		(8)		1,740	1,884	(8)
Overhead Ratio	89%		87%	89%	82%	79%	200	bp	1,000	bp	89%	78%	1,100	bp

Chase Middle Market
Total Average Loans	$14.3		$14.3	$14.3	$14.1	$13.7	—%		4%		$14.3	$13.6	5%
Total Average Deposits	28.9		26.9	28.0	25.8	24.0	7		20		28.0	23.6	19
Nonperforming Average Loans as a % of Total Average Loans	1.12%		1.24%	1.42%	1.59%	1.95%	(12	)bp	(83	)bp	1.26%	2.03%	(77	)bp
Overhead Ratio	61		61	58	63	53	—		800		60	56	400

(a)	Sum of total customer purchases, cash advances and balance transfers.
(b)	Prior periods have been restated to conform to current presentation.
(c)	Assets under management includes deposits.
(d)	Estimated

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO. NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS (in millions)

						3QTR 2003				YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)		YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003	3Q 2002	2003	2002	2002
NONINTEREST REVENUE
Investment Banking Fees:
Underwriting and other:
Equity	$173	$163	$108	$84	$57	6%	204%	$444	$380	17%
Debt	317	460	342	361	345	(31)	(8)	1,119	1,182	(5)

Total Underwriting and other	490	623	450	445	402	(21)	22	1,563	1,562	—
Advisory	159	156	166	233	143	2	11	481	523	(8)

Total	$649	$779	$616	$678	$545	(17)	19	$2,044	$2,085	(2)

Trading-Related Revenue: (a)
Equities	$108	$151	$194	$(20)	$(211)	(28)	NM	$453	$132	243
Fixed Income and Other	1,170	1,874	1,787	1,274	623	(38)	88	4,831	3,169	52

Total	$1,278	$2,025	$1,981	$1,254	$412	(37)	210	$5,284	$3,301	60

Fees and Commissions:
Investment Management, Custody and Processing Services	$944	$891	$885	$863	$923	6	2	$2,720	$2,896	(6)
Credit Card Revenue	756	698	692	807	806	8	(6)	2,146	2,062	4
Brokerage and Investment Services	343	321	277	273	321	7	7	941	958	(2)
Other Lending-Related Service Fees	157	127	124	160	128	24	23	408	386	6
Deposit Service Fees	298	284	285	277	288	5	3	867	851	2
Other Fees	244	230	225	215	199	6	23	699	639	9

Total	$2,742	$2,551	$2,488	$2,595	$2,665	7	3	$7,781	$7,792	—

NONINTEREST EXPENSE
Other Expense:
Professional Services	$325	$324	$325	$378	$307	—	6	$974	$925	5
Outside Services	294	310	272	249	256	(5)	15	876	745	18
Marketing	179	167	164	220	179	7	—	510	469	9
Travel and Entertainment	103	102	89	96	102	1	1	294	315	(7)
Amortization of Intangibles	73	73	74	82	80	—	(9)	220	241	(9)
All Other	298	250	310	351	324	19	(8)	858	1,040	(18)

Total	$1,272	$1,226	$1,234	$1,376	$1,248	4	2	$3,732	$3,735	—

(a)	Includes trading-related net interest income. See reconciliation from reported to operating basis on page 6.

J.P. MORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Sep 30, 2003
						Over (Under)
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2003	2003	2003	2002	2002	2003	2002
ASSETS
Cash and Due from Banks	$18,585	$23,398	$22,229	$19,218	$18,159	(21)%	2%
Deposits with Banks	10,601	10,393	6,896	8,942	13,447	2	(21)
Federal Funds Sold and Securities Purchased under Resale Agreements	88,752	69,748	69,764	65,809	63,748	27	39
Securities Borrowed	37,096	41,067	39,188	34,143	35,283	(10)	5
Trading Assets:
Debt and Equity Instruments	146,731	139,275	146,783	165,199	151,264	5	(3)
Derivative Receivables	83,787	93,602	86,649	83,102	87,518	(10)	(4)
Securities	65,152	82,549	85,178	84,463	79,768	(21)	(18)
Loans (Net of Allowance for Loan Losses)	231,448	222,307	212,256	211,014	206,215	4	12
Private Equity Investments	7,797	7,901	8,170	8,228	8,013	(1)	(3)
Goodwill	8,134	8,132	8,122	8,096	8,108	—	—
Mortgage Servicing Rights	4,007	2,967	3,235	3,230	3,606	35	11
Other Intangibles:
Purchased Credit Card Relationships	1,078	1,141	1,205	1,269	1,337	(6)	(19)
All Other Intangibles	311	320	294	307	311	(3)	—
Other Assets	89,221	99,803	65,187	65,780	64,982	(11)	37

TOTAL ASSETS (a)	$792,700	$802,603	$755,156	$758,800	$741,759	(1)	7

LIABILITIES
Deposits:
Noninterest-Bearing	$81,865	$88,096	$77,822	$82,029	$74,724	(7)	10
Interest-Bearing	231,761	230,152	222,845	222,724	217,447	1	7

Total Deposits	313,626	318,248	300,667	304,753	292,171	(1)	7
Federal Funds Purchased and Securities Sold under Repurchase Agreements	131,959	155,330	160,221	169,483	154,745	(15)	(15)
Commercial Paper	14,790	12,382	14,039	16,591	13,775	19	7
Other Borrowed Funds	8,174	12,176	12,848	8,946	12,646	(33)	(35)
Trading Liabilities:
Debt and Equity Instruments	87,516	72,825	64,427	66,864	71,607	20	22
Derivative Payables	68,285	72,831	64,804	66,227	70,593	(6)	(3)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	54,333	64,072	46,776	38,440	38,233	(15)	42
Beneficial Interests of Consolidated Variable Interest Entities	18,399	—	—	—	—	NM	NM
Long-Term Debt	43,945	43,371	42,851	39,751	39,113	1	12
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	6,716	1,108	—	—	—	NM	NM
Guaranteed Preferred Beneficial Interests in Capital Debt Securities Issued by Consolidated Trusts	—	5,439	5,439	5,439	5,439	NM	NM

TOTAL LIABILITIES	747,743	757,782	712,072	716,494	698,322	(1)	7

STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stock	2,041	2,036	2,032	2,024	2,023	—	1
Capital Surplus	13,238	12,898	12,477	13,222	13,113	3	1
Retained Earnings	28,540	27,633	26,538	25,851	26,940	3	6
Accumulated Other Comprehensive Income	187	1,293	1,113	1,227	1,465	(86)	(87)
Treasury Stock, at Cost	(58)	(48)	(85)	(1,027)	(1,113)	(21)	95

TOTAL STOCKHOLDERS’ EQUITY	44,957	44,821	43,084	42,306	43,437	—	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$792,700	$802,603	$755,156	$758,800	$741,759	(1)	7

(a)	At September 30, 2003, includes an incremental $15 billion related to variable interest entities that were consolidated during the third quarter of 2003 in accordance with FIN 46. Also includes approximately $3 billion of variable interest entities consolidated prior to the third quarter of 2003 that continue to be consolidated in accordance with FIN 46.

J.P. MORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS (in millions, except rates)

						3QTR 2003						YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003	2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
AVERAGE BALANCES
ASSETS
Deposits with Banks	$10,163	$7,061	$9,998	$13,074	$13,071	44%		(22)%		$9,075	$11,564	(22)%
Federal Funds Sold and Securities Purchased under Resale Agreements	89,865	76,690	87,657	88,974	83,402	17		8		84,745	82,583	3
Securities and Trading Assets	213,861	225,333	246,007	229,120	205,232	(5)		4		228,282	195,986	16
Securities Borrowed	40,019	42,160	38,654	40,673	41,881	(5)		(4)		40,283	43,387	(7)
Loans	237,508	219,950	215,882	211,489	205,037	8		16		224,526	211,413	6

Total Interest-Earning Assets	591,416	571,194	598,198	583,330	548,623	4		8		586,911	544,933	8
Noninterest-Earning Assets	191,010	193,461	180,040	171,836	175,743	(1)		9		188,211	181,074	4

TOTAL ASSETS	$782,426	$764,655	$778,238	$755,166	$724,366	2		8		$775,122	$726,007	7

LIABILITIES
Interest-Bearing Deposits	$221,539	$225,950	$225,389	$215,061	$214,932	(2)		3		$224,279	$218,211	3
Federal Funds Purchased and Securities Sold under Repurchase Agreements	148,132	164,386	191,163	182,526	170,266	(10)		(13)		167,735	163,677	2
Commercial Paper	13,088	12,929	14,254	13,469	13,740	1		(5)		13,419	17,033	(21)
Other Borrowings (a)	72,191	63,524	68,453	65,591	66,014	14		9		68,069	70,673	(4)
Beneficial Interests of Consolidated Variable Interest Entities	19,791	—	—	—	—	NM		NM		6,671	—	NM
Long-Term Debt	48,685	49,219	46,001	44,621	45,525	(1)		7		47,978	43,693	10

Total Interest-Bearing Liabilities	523,426	516,008	545,260	521,268	510,477	1		3		528,151	513,287	3
Noninterest-Bearing Liabilities	214,860	204,879	190,111	190,919	170,712	5		26		203,375	170,430	19

TOTAL LIABILITIES	738,286	720,887	735,371	712,187	681,189	2		8		731,526	683,717	7

PREFERRED STOCK OF SUBSIDIARY (b)	—	—	—	—	—	NM		NM		—	117	NM

Preferred Stock	1,009	1,009	1,009	1,009	1,009	—		—		1,009	1,009	—
Common Stockholders’ Equity	43,131	42,759	41,858	41,970	42,168	1		2		42,587	41,164	3

TOTAL STOCKHOLDERS’ EQUITY	44,140	43,768	42,867	42,979	43,177	1		2		43,596	42,173	3

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$782,426	$764,655	$778,238	$755,166	$724,366	2		8		$775,122	$726,007	7

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	0.93%	2.39%	2.58%	1.48%	2.65%	(146	)bp	(172	)bp	1.91%	2.94%	(103	)bp
Federal Funds Sold and Securities Purchased under Resale Agreements	1.52	1.85	2.19	2.33	2.52	(33)		(100)		1.85	2.52	(67)
Securities and Trading Assets	4.41	4.64	4.64	4.62	4.98	(23)		(57)		4.57	5.16	(59)
Securities Borrowed	0.71	0.75	1.02	1.42	1.70	(4)		(99)		0.82	1.65	(83)
Loans	4.83	5.12	5.32	5.29	5.73	(29)		(90)		5.08	5.85	(77)
Total Interest-Earning Assets	3.83	4.13	4.26	4.22	4.58	(30)		(75)		4.07	4.70	(63)

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	1.41	1.69	1.92	2.17	2.62	(28)		(121)		1.67	2.50	(83)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.29	1.41	1.54	1.71	2.06	(12)		(77)		1.42	2.06	(64)
Commercial Paper	1.00	1.22	1.30	1.53	1.81	(22)		(81)		1.17	1.80	(63)
Other Borrowings	5.12	5.39	4.99	4.69	5.06	(27)		6		5.16	5.05	11
Beneficial Interests of Consolidated Variable Interest Entities	0.92	—	—	—	—	NM		NM		0.92	—	NM
Long-Term Debt	3.01	3.14	3.23	3.68	3.22	(13)		(21)		3.12	3.22	(10)
Total Interest-Bearing Liabilities	2.01	2.18	2.27	2.44	2.78	(17)		(77)		2.15	2.75	(60)

INTEREST RATE SPREAD	1.82%	1.95%	1.99%	1.78%	1.80%	(13)		2		1.92%	1.95%	(3)

NET INTEREST MARGIN	2.05%	2.16%	2.19%	2.04%	1.99%	(11)		6		2.14%	2.11%	3

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.36%	2.47%	2.49%	2.36%	2.31%	(11)		5		2.44%	2.38%	6

(a)	Includes securities sold but not yet purchased.
(b)	On February 28, 2002, all outstanding shares were redeemed.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions, except ratios)

						September 30, 2003
						Over (Under)
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2003	2003	2003	2002	2002	2003	2002
CREDIT EXPOSURE
COMMERCIAL
Loans — U.S. (a)	$58,082	$55,693	$54,156	$56,667	$62,901	4%	(8)%
Loans — Non-U.S.	30,326	35,363	34,290	34,881	34,585	(14)	(12)

Total Commercial Loans	88,408	91,056	88,446	91,548	97,486	(3)	(9)
Derivative Receivables (b)	83,787	93,602	86,649	83,102	87,518	(10)	(4)
Other Receivables (c)	108	108	108	108	1,130	—	(90)

TOTAL COMMERCIAL CREDIT-RELATED ASSETS	172,303	184,766	175,203	174,758	186,134	(7)	(7)
Lending-Related Commitments (d)	209,042	229,119	230,698	238,120	238,150	(9)	(12)

TOTAL COMMERCIAL CREDIT EXPOSURE (e)	381,345	413,885	405,901	412,878	424,284	(8)	(10)

CONSUMER
1-4 Family Residential Mortgages — First Liens	68,873	57,593	51,711	49,357	41,934	20	64
Home Equity	16,981	17,327	15,363	14,643	13,741	(2)	24

1-4 Family Residential Mortgages	85,854	74,920	67,074	64,000	55,675	15	54
Credit Card — Reported (f)	16,015	16,578	17,509	19,677	20,508	(3)	(22)
Credit Card Securitizations (f)	34,315	33,789	32,377	30,722	29,843	2	15

Credit Card — Managed	50,330	50,367	49,886	50,399	50,351	—	—
Automobile Financings	38,867	38,151	36,865	33,615	30,612	2	27
Other Consumer (g)	7,057	6,689	7,577	7,524	7,197	6	(2)

TOTAL MANAGED CONSUMER LOANS	182,108	170,127	161,402	155,538	143,835	7	27

TOTAL CREDIT PORTFOLIO	$563,453	$584,012	$567,303	$568,416	$568,119	(4)	(1)

(a)	At September 30, 2003, includes $10.9 billion of exposure related to consolidated variable interest entities in accordance with FIN 46, of which $10.4 billion is associated with multi-seller asset-backed commercial paper conduits.
(b)	At September 30, 2003, Derivative Receivables decreased $360 million in accordance with FIN 46.
(c)	Represents at September 30, 2003 the Enron-related letter of credit, which continues to be the subject of litigation with a credit-worthy entity and which was classified in Other Assets.
(d)	At September 30, 2003, total commitments related to asset-backed commercial paper conduits consolidated in accordance with FIN 46 are $18.7 billion, of which $6.8 billion is included in Lending-Related Commitments. The remaining $11.9 billion of commitments related to these variable interest entities were excluded as their underlying assets are reported as follows: $10.4 billion in Loans-U.S. and $1.5 billion in Available-for-Sale Securities.
(e)	Includes all Enron-related credit exposures. Credit exposure excludes risk participations and does not reflect the benefit of credit derivative hedges or liquid collateral held against derivatives contracts.
(f)	At September 30, 2003, credit card securitizations includes $1.1 billion of accrued interest and fees on securitized credit card loans that were classified in Other Assets, consistent with the FASB Staff Position, Accounting for Accrued Interest Receivable Related to Securitized and Sold Receivables under SFAS 140. Prior to March 31, 2003, these balances were classified in Credit Card Loans.
(g)	Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						Sep 30, 2003
						Over (Under)
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30		Sep 30
	2003	2003	2003	2002	2002	2003		2002
NONPERFORMING ASSETS AND RATIOS
COMMERCIAL
Loans — U.S.	$1,360	$1,810	$2,029	$2,059	$1,865	(25)%		(27)%
Loans — Non-U.S.	1,238	1,153	1,257	1,613	1,731	7		(28)

Total Commercial Loans	2,598	2,963	3,286	3,672	3,596	(12)		(28)
Derivative Receivables	260	276	277	289	169	(6)		54
Other Receivables (a)	108	108	108	108	1,130	—		(90)

TOTAL COMMERCIAL CREDIT EXPOSURE	2,966	3,347	3,671	4,069	4,895	(11)		(39)

CONSUMER
1-4 Family Residential Mortgages — First Liens	263	251	249	259	265	5		(1)
Home Equity	54	52	54	53	49	4		10

1-4 Family Residential Mortgages	317	303	303	312	314	5		1

Credit Card — Reported	13	13	14	15	17	—		(24)
Credit Card Securitizations	—	—	—	—	—	NM		NM

Credit Card — Managed	13	13	14	15	17	—		(24)
Automobile Financings	113	111	112	118	108	2		5
Other Consumer (b)	70	66	66	76	68	6		3

TOTAL MANAGED CONSUMER LOANS	513	493	495	521	507	4		1

Assets Acquired in Loan Satisfactions	203	227	225	190	140	(11)		45

TOTAL CREDIT PORTFOLIO (c)	$3,682	$4,067	$4,391	$4,780	$5,542	(9)		(34)

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.46%	0.51%	0.58%	0.63%	0.75%	(5	)bp	(29	)bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL
Loans — U.S.	$35	$35	$37	$57	$32	—%		9%
Loans — Non-U.S.	2	—	2	—	1	NM		100
Derivative Receivables	—	—	—	—	—	NM		NM

TOTAL COMMERCIAL CREDIT EXPOSURE	37	35	39	57	33	6		12

CONSUMER
1-4 Family Residential Mortgages — First Liens	—	—	—	—	1	NM		NM
Home Equity	—	—	—	—	—	NM		NM

1-4 Family Residential Mortgages	—	—	—	—	1	NM		NM

Credit Card — Reported (d)	229	229	269	451	447	—		(49)
Credit Card Securitizations (d)	814	792	808	630	526	3		55

Credit Card — Managed	1,043	1,021	1,077	1,081	973	2		7
Automobile Financings	—	—	—	—	—	NM		NM
Other Consumer (b)	21	21	22	22	26	—		(19)

TOTAL MANAGED CONSUMER LOANS	1,064	1,042	1,099	1,103	1,000	2		6

TOTAL CREDIT PORTFOLIO	$1,101	$1,077	$1,138	$1,160	$1,033	2		7

(a)	Represents at September 30, 2003 the Enron-related letter of credit, which continues to be the subject of litigation with a credit-worthy entity and which was classified in Other Assets.
(b)	Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.
(c)	Nonperforming assets exclude nonaccrual loans held for sale (“HFS”) of $192 million at September 30, 2003. HFS loans are carried at the lower of cost or market, and declines in value are recorded in Other Revenue.
(d)	At September 30, 2003, credit card securitizations includes $151 million of accrued interest and fees on securitized credit card loans past due 90 days and over and accruing that were classified in Other Assets, consistent with the FASB Staff Position, Accounting for Accrued Interest Receivable Related to Securitized and Sold Receivables under SFAS 140. Prior to March 31, 2003, these balances were classified in Credit Card Loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

							3QTR 2003						YTD 2003
	3QTR		2QTR	1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2003		2003	2003	2002	2002	2Q 2003		3Q 2002		2003	2002	2002
NET CHARGE-OFFS
COMMERCIAL
Loans — U.S.	$194		$185	$118	$226	$307	5%		(37)%		$497	$695	(28)%
Loans — Non-U.S.	65		72	174	208	527	(10)		(88)		311	752	(59)

Total Commercial Loans	259		257	292	434	834	1		(69)		808	1,447	(44)
Lending-Related Commitments	—		—	—	212	—	NM		NM		—	—	NM

TOTAL COMMERCIAL CREDIT EXPOSURE	259		257	292	646	834	1		(69)		808	1,447	(44)

CONSUMER
1-4 Family Residential Mortgages — First Liens	4		5	5	11	6	(20)		(33)		14	38	(63)
Home Equity	1		6	2	4	1	(83)		—		9	3	200

1-4 Family Residential Mortgages	5		11	7	15	7	(55)		(29)		23	41	(44)

Credit Card — Reported	263		268	275	286	333	(2)		(21)		806	1,103	(27)
Credit Card Securitizations	471		480	457	430	354	(2)		33		1,408	1,009	40

Credit Card — Managed	734		748	732	716	687	(2)		7		2,214	2,112	5
Automobile Financings	43		39	46	47	47	10		(9)		128	114	12
Other Consumer (a)	44		39	50	54	45	13		(2)		133	135	(1)

TOTAL MANAGED CONSUMER LOANS	826		837	835	832	786	(1)		5		2,498	2,402	4

TOTAL CREDIT PORTFOLIO	$1,085		$1,094	$1,127	$1,478	$1,620	(1)		(33)		$3,306	$3,849	(14)

NET CHARGE-OFF RATES — ANNUALIZED
COMMERCIAL
Loans — U.S.	1.21	%(b)	1.40%	0.86%	1.61%	1.95%	(19	)bp	(74	)bp	1.16%	1.43%	(27	)bp
Loans — Non-U.S.	0.84		0.88	2.07	2.30	6.66	(4)		(582)		1.28	2.97	(169)
Total Commercial Loans	1.09	(b)	1.20	1.32	1.88	3.53	(11)		(244)		1.20	1.96	(76)
Lending-Related Commitments	—		—	—	0.35	—	—		—		—	—	—
TOTAL COMMERCIAL CREDIT EXPOSURE	0.33		0.33	0.37	0.78	1.00	—		(67)		0.34	0.57	(23)

CONSUMER
1-4 Family Residential Mortgages — First Liens	0.02		0.04	0.04	0.09	0.06	(2)		(4)		0.03	0.12	(9)
Home Equity	0.02		0.15	0.05	0.11	0.03	(13)		(1)		0.08	0.03	5
1-4 Family Residential Mortgages	0.02		0.06	0.04	0.10	0.05	(4)		(3)		0.04	0.10	(6)

Credit Card — Reported	6.26		6.22	6.17	5.90	6.27	4		(1)		6.22	6.57	(35)
Credit Card Securitizations	5.57		5.90	5.82	5.58	4.95	(33)		62		5.76	5.36	40
Credit Card — Managed	5.80		6.01	5.95	5.70	5.51	(21)		29		5.92	5.93	(1)
Automobile Financings	0.45		0.41	0.53	0.58	0.64	4		(19)		0.46	0.55	(9)
Other Consumer (a)	2.53		2.15	2.54	2.77	2.53	38		—		2.41	2.34	7
TOTAL MANAGED CONSUMER LOANS	1.86		2.01	2.14	2.20	2.23	(15)		(37)		2.00	2.33	(33)
TOTAL MANAGED LOANS	1.59		1.74	1.85	2.08	2.75	(15)		(116)		1.72	2.18	(46)
TOTAL CREDIT PORTFOLIO	0.88		0.91	0.95	1.22	1.36	(3)		(48)		0.91	1.08	(17)

(a)	Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.
(b)	Reflects the impact of consolidated variable interest entities in accordance with FIN 46. Excluding the exposures related to the FIN 46 adoption, the net charge-off rate would have been 1.49% for Loans-U.S. and 1.24% for Total Commercial Loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

							3QTR 2003
	3QTR		2QTR	1QTR	4QTR	3QTR	Over (Under)
	2003		2003	2003	2002	2002	2Q 2003		3Q 2002
SUMMARY OF CHANGES IN THE ALLOWANCE
LOANS:
Beginning Balance	$5,087		$5,215	$5,350	$5,263	$5,006	(2)%		2%
Net Charge-Offs	(614)		(614)	(670)	(836)	(1,266)	—		52
Provision for Loan Losses	278		487	670	921	1,544	(43)		(82)
Other	2		(1)	(135)	2	(21)	NM		NM

Ending Balance	$4,753		$5,087	$5,215	$5,350	$5,263	(7)		(10)

LENDING-RELATED COMMITMENTS:
Beginning Balance	$384		$436	$363	$573	$281	(12)		37
Net Charge-Offs	—		—	—	(212)	—	NM		NM
Provision for Lending-Related Commitments	(55)		(52)	73	—	292	(6)		NM
Other	—		—	—	2	—	NM		NM

Ending Balance	$329		$384	$436	$363	$573	(14)		(43)

ALLOWANCE COMPONENTS AND RATIOS
LOANS:
Commercial — Specific	$1,096		$1,371	$1,528	$1,603	$1,525	(20)%		(28)%
Commercial — Expected	481		548	590	613	554	(12)		(13)

Total Commercial	1,577		1,919	2,118	2,216	2,079	(18)		(24)
Consumer Expected	2,234		2,226	2,255	2,360	2,365	—		(6)

Total Specific and Expected	3,811		4,145	4,373	4,576	4,444	(8)		(14)
Residual Component	942		942	842	774	819	—		15

Total Allowance for Loan Losses	$4,753		$5,087	$5,215	$5,350	$5,263	(7)		(10)

LENDING-RELATED COMMITMENTS:
Commercial — Specific	$187		$252	$305	$237	$426	(26)		(56)
Commercial — Expected	95		85	84	87	83	12		14

Total Specific and Expected	282		337	389	324	509	(16)		(45)
Residual Component	47		47	47	39	64	—		(27)

Total Allowance for Lending-Related Commitments	$329		$384	$436	$363	$573	(14)		(43)

Allowance for Loan Losses to Total Loans	2.01	%(a)	2.24%	2.40%	2.47%	2.49%	(23	)bp	(48	)bp
Allowance for Loan Losses to Total Nonperforming Loans	153		147	138	128	128	600		2,500
Allowance for Loan Losses to Total Nonperforming Assets	129		125	119	112	95	400		3,400

CREDIT COSTS
Loans:
Commercial	$(85)		$58	$194	$526	$1,107	NM		NM
Consumer	363		329	411	395	438	10%		(17)%

Total Specific and Expected	278		387	605	921	1,545	(28)		(82)
Residual Component	—		100	65	—	(1)	NM		NM

Total Provision for Loan Losses	278		487	670	921	1,544	(43)		(82)

Lending-Related Commitments:
Commercial	(55)		(52)	65	25	266	(6)		NM
Residual Component	—		—	8	(25)	26	NM		NM

Total Provision for Lending-Related Commitments	(55)		(52)	73	—	292	(6)		NM

Provision for Credit Losses	223		435	743	921	1,836	(49)		(88)
Securitized Credit Losses	471		480	457	430	354	(2)		33

Total Managed Credit Costs	$694		$915	$1,200	$1,351	$2,190	(24)		(68)

(a)	Reflects the impact of consolidated variable interest entities in accordance with FIN 46. Excluding the exposures related to the FIN 46 adoption, the ratio would have been 2.11%.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

												Sep 30, 2003
												Over (Under)
	Sep 30			Jun 30		Mar 31		Dec 31		Sep 30		Jun 30	Sep 30
	2003			2003		2003		2002		2002		2003	2002
	$		%	$	%	$	%	$	%	$	%
TELECOM AND RELATED INDUSTRIES (a)
Credit Exposure (b)	$12,547		100%	$16,059	100%	$16,739	100%	$16,770	100%	$18,208	100%	(22)%	(31)%

Risk Profile of Credit Exposure:
Investment-Grade	7,797		62%	10,715	67%	11,061	66%	9,376	56%	10,107	56%	(27)	(23)
Noninvestment-Grade:
Noncriticized	2,978		24%	3,201	20%	3,381	20%	5,076	30%	4,928	27%	(7)	(40)
Criticized Performing	1,423		11%	1,738	11%	1,756	11%	1,487	9%	2,421	13%	(18)	(41)
Criticized Nonperforming (c)	349		3%	405	2%	541	3%	831	5%	752	4%	(14)	(54)

CABLE INDUSTRY (d)
Credit Exposure (b)	$4,942		100%	$5,143	100%	$5,312	100%	$5,982	100%	$5,427	100%	(4)	(9)

Risk Profile of Credit Exposure:
Investment-Grade	1,882		38%	1,909	37%	2,112	40%	2,681	45%	1,913	35%	(1)	(2)
Noninvestment-Grade:
Noncriticized	829		17%	908	18%	977	18%	1,096	18%	1,385	26%	(9)	(40)
Criticized Performing	1,751		35%	1,833	36%	1,717	32%	1,673	28%	1,735	32%	(4)	1
Criticized Nonperforming (c)	480		10%	493	9%	506	10%	532	9%	394	7%	(3)	22

MERCHANT ENERGY AND RELATED INDUSTRIES (e)
Credit Exposure (b)	$4,962		100%	$5,915	100%	$6,170	100%	$6,230	100%	$6,241	100%	(16)	(20)

Risk Profile of Credit Exposure:
Investment-Grade	3,541		71%	3,996	68%	3,744	61%	3,580	57%	3,470	56%	(11)	2
Noninvestment-Grade:
Noncriticized	764		15%	1,214	20%	1,066	17%	423	7%	1,196	19%	(37)	(36)
Criticized Performing	372		8%	463	8%	1,156	19%	1,849	30%	1,405	22%	(20)	(74)
Criticized Nonperforming (c)	285		6%	242	4%	204	3%	378	6%	170	3%	18	68

TOTAL COMMERCIAL CREDIT EXPOSURE
Credit Exposure (b)	$381,345		100%	$413,885	100%	$405,901	100%	$412,878	100%	$424,284	100%	(8)	(10)

Risk Profile of Credit Exposure:
Investment-Grade	316,544	(f)	83%	345,331	83%	332,602	82%	331,319	80%	339,442	80%	(8)	(7)
Noninvestment-Grade:
Noncriticized	53,457		14%	55,711	14%	58,731	14%	64,981	16%	67,055	16%	(4)	(20)
Criticized Performing	8,378		2%	9,496	2%	10,897	3%	12,509	3%	12,892	3%	(12)	(35)
Criticized Nonperforming (c)	2,966		1%	3,347	1%	3,671	1%	4,069	1%	4,895	1%	(11)	(39)

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
     Investment Grade: AAA / Aaa to BBB- / Baa3
     Noninvestment Grade: BB+ / Ba1 to B- / B3
Criticized: CCC+ / Caa1 & below

(a)	Telecom and Related Industries includes other companies with an interdependence upon the telecommunications sector.
(b)	Credit exposure excludes risk participations and does not reflect the benefit of credit derivative hedges or liquid collateral held against derivatives contracts.
(c)	Nonperforming assets exclude nonaccrual HFS loans; HFS loans are carried at the lower of cost or market and declines in value are recorded in Other Revenue.
(d)	Cable Industry includes companies with material investments in cable systems.
(e)	Merchant Energy and Related Industries includes merchant generation or energy trading entities, unregulated subsidiaries of power companies and holding companies which derive a material percentage of earnings from unregulated power businesses. These amounts exclude Enron-related exposure.
(f)	Investment Grade includes $10.5 billion of loan and derivative exposure related to consolidated variable interest entities in accordance with FIN 46.

J.P. MORGAN CHASE & CO. CAPITAL

								3QTR 2003							YTD 2003
	3QTR		2QTR		1QTR	4QTR	3QTR	Over (Under)				YEAR TO DATE			Over (Under)
	2003		2003		2003	2002	2002	2Q 2003		3Q 2002		2003		2002	2002
AVAILABLE VERSUS REQUIRED AVERAGE CAPITAL
(in billions)
Common Stockholders’ Equity	$43.1	(a)	$42.8		$41.9	$42.0	$42.2	1%		2%		$42.6	(a)	$41.2	3%
Economic Risk Capital
Credit Risk	12.7	(a)	14.4		15.1	14.7	13.5	(12)		(6)		14.0	(a)	13.8	1
Market Risk	5.0	(a)	4.3		4.2	4.1	4.8	16		4		4.5	(a)	5.0	(10)
Operational Risk	3.4	(a)	3.5		3.5	3.5	3.5	(3)		(3)		3.5	(a)	3.5	—
Business Risk	1.7	(a)	1.7		1.7	1.8	1.8	—		(6)		1.7	(a)	1.8	(6)
Private Equity Risk	5.4	(a)	5.4		5.4	5.5	5.7	—		(5)		5.4	(a)	5.8	(7)

Economic Risk Capital	28.2	(a)	29.3		29.9	29.6	29.3	(4)		(4)		29.1	(a)	29.9	(3)

Goodwill / Intangibles	8.8	(a)	8.9		8.9	8.9	8.9	(1)		(1)		8.9	(a)	8.8	1
Asset Capital Tax	4.1	(a)	3.9		4.0	3.9	3.8	5		8		4.0	(a)	3.9	3

Capital Against Nonrisk Factors	12.9	(a)	12.8		12.9	12.8	12.7	1		2		12.9	(a)	12.7	2

Total Capital Allocated to Business Activities	41.1		42.1		42.8	42.4	42.0	(2)		(2)		42.0		42.6	(1)

Diversification Effect	(5.3	)(a)	(5.0)		(5.0)	(4.9)	(5.3)	(6)		—		(5.1	)(a)	(5.5)	7

Total Required Internal Capital	35.8	(a)	37.1		37.8	37.5	36.7	(4)		(2)		36.9	(a)	37.1	(1)

Firm Capital in Excess of Required Capital	$7.3	(a)	$5.7		$4.1	$4.5	$5.5	28		33		$5.7	(a)	$4.1	39

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	2,012.2		2,005.6		1,999.8	1,990.0	1,986.0	—		1		2,006.0		1,982.3	1
Diluted Weighted-Average Shares Outstanding	2,068.2		2,050.6		2,021.9	2,008.5	2,005.8	1		3		2,047.0		2,009.3	2
Common Shares Outstanding — at Period End	2,039.2		2,035.1		2,030.0	1,998.7	1,995.9	—		2		2,039.2		1,995.9	2

CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34		$0.34	$0.34	$0.34	—		—		$1.02		$1.02	—
BOOK VALUE PER SHARE	21.55		21.53		20.73	20.66	21.26	—		1

SHARE PRICE
High	$38.26		$36.52		$28.29	$26.14	$33.68	5		14		$38.26		$39.68	(4)
Low	32.40		23.75		20.13	15.26	17.86	36		81		20.13		17.86	13
Close	34.33		34.18		23.71	24.00	18.99	—		81

CAPITAL RATIOS
(in millions, except ratios)
Tier 1 Capital	42,733	(a)	$41,115		$38,442	$37,570	$38,459	4		11
Total Capital	59,649	(a)	58,848		55,702	54,495	55,024	1		8
Risk-Weighted Assets	493,108	(a)	491,500	(b)	455,549	455,948	442,586	—		11
Adjusted Average Assets	770,277	(a)	751,376		764,677	741,862	711,703	3		8
Tier 1 Capital Ratio	8.7	%(a)	8.4	%(b)	8.4%	8.2%	8.7%	30	bp	—	bp
Total Capital Ratio	12.1	(a)	12.0	(b)	12.2	12.0	12.4	10		(30)
Tier 1 Leverage Ratio	5.5	(a)	5.5		5.0	5.1	5.4	—		10

(a)	Estimated
(b)	The Firm changed the way it calculates risk-weighted assets during the third quarter of 2003. The June 30, 2003 Tier 1 and Total Capital ratios of 8.4% and 12.0%, respectively, are calculated on the same basis as for September 30, 2003. The June 30, 2003 Tier 1 and Total Capital ratios were previously reported as 8.7% and 12.4%, respectively. Prior quarters have not been restated.

J.P. MORGAN CHASE & CO. MARKET RISK — AVERAGE VAR

						3QTR 2003				YTD 2003
	3QTR	2QTR	1QTR	4QTR	3QTR	Over (Under)		YEAR TO DATE		Over (Under)
(in millions)	2003	2003	2003	2002	2002	2Q 2003	3Q 2002	2003	2002	2002

Trading Portfolio:
Interest Rate	$65.4	$62.4	$54.2	$66.5	$69.2	5%	(5)%	$60.8	$68.1	(11)%
Foreign Exchange	14.8	15.1	17.3	14.0	11.6	(2)	28	15.7	10.8	45
Equities	12.0	9.1	11.0	8.5	18.3	32	(34)	10.7	16.4	(35)
Commodities	3.5	3.0	2.2	2.1	2.8	17	25	2.9	4.1	(29)
Hedge Fund Investment	5.9	4.5	3.5	3.4	3.4	31	74	4.6	3.1	48
Less: Portfolio Diversification	(33.5)	(35.3)	(34.5)	(27.5)	(32.7)	(5)	2	(34.4)	(29.3)	17

Total Trading VAR	$68.1	$58.8	$53.7	$67.0	$72.6	16	(6)	$60.3	$73.2	(18)

J.P. MORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Investment Management & Private Banking on behalf of institutional and private banking clients. Excludes assets managed at American Century Companies Inc., in which the Firm has a 44% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Allocated Capital: Represents the portion of average common stockholders’ equity allocated to the business segments. The total average allocated capital of all business segments equals the total average common stockholders’ equity of the Firm.

Average Goodwill Capital: The Firm allocates capital to businesses equal to 100% of the carrying value of goodwill. Average goodwill capital is equal to the average carrying value of goodwill.

Average Managed Assets: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

FIN 46: FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. The fair value of public investments held by JPMP are marked-to-market at the quoted public value. To determine the carrying values of these investments, JPMP incorporates the use of liquidity discounts to take into account the fact that it cannot immediately realize or hedge the quoted public values as a result of regulatory, corporate and/or contractual sales restrictions imposed on these holdings. Private investments are initially valued based on cost. The carrying values of private investments are adjusted from cost to reflect both positive and negative changes evidenced by financing events with third-party capital providers. In addition, these investments are subject to ongoing impairment reviews by JPMP’s senior investment professionals. A variety of factors are reviewed and monitored to assess impairment including, but not limited to, operating performance and future expectations, comparable industry valuations of public companies, changes in market outlook and changes in the third-party financing environment.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger and restructuring costs, special items and credit card securitizations.

Other Consumer Loans: Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

Overhead Ratio: Operating expense (excluding merger and restructuring costs and special items) as a percentage of operating revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, merger and restructuring costs and special items.

Return on Tangible Allocated Capital: Excludes the impact of goodwill on operating earnings and average allocated capital.

Segment Results - All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Shareholder Value Added (“SVA”): Represents operating earnings minus preferred dividends and an explicit charge for capital.

Special Items: Includes merger and restructuring costs and other special items.

Tangible Shareholder Value Added: Excludes the impact of goodwill on operating earnings and capital charges.

Trading-Related Revenue: Includes net interest income (“NII”) attributable to trading activities.

Unaudited: The financial statements and information included throughout this document are unaudited.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.